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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  June 11, 1999

                                  SIGCORP, INC.
             (Exact name of registrant as specified in its charter)


               Indiana                                01-11603                              35-1940620
      (State of incorporation)                (Commission File Number)                   (I.R.S. Employer
                                                                                        Identification No.)



              20 NW Fourth Street
              Evansville, Indiana                              47741
             (Address of principal                          (Zip Code)
               executive offices)


        Registrant's telephone number, including area code (812) 465-5300





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Item 5.  Other Events.

     On June 14, 1999, SIGCORP, Inc. and Indiana Energy, Inc. jointly announced the signing of an Agreement and Plan of Merger. Pursuant to General Instruction F to Form 8-K, the following information is incorporated herein by reference and is attached hereto: (i) Agreement and Plan of Merger among Indiana Energy, Inc., SIGCORP, Inc. and Vectren Corporation dated as of June 11, 1999 (Exhibit 2);
(ii) SIGCORP, Inc. Stock Option Agreement dated as of June 11, 1999 (Exhibit 4.1); (iii) Indiana Energy, Inc. Stock Option Agreement dated as of June 11, 1999 (Exhibit 4.2); and (iv) press release dated June 14, 1999 (Exhibit 99.1).

Item 7.  Exhibits.

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

           Exhibit
           Number             Description

              2 Agreement and Plan of Merger dated as of June 11, 1999, among Indiana Energy, Inc., SIGCORP, Inc. and Vectren Corporation

             4.1              SIGCORP, Inc. Stock Option Agreement

             4.2              Indiana Energy, Inc. Stock Option Agreement

            99.1 Press release dated June 14, 1999 announcing Merger Agreement among SIGCORP, Inc., Vectren Corporation and Indiana Energy, Inc.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SIGCORP, INC.

Dated: June 15, 1999

                                            By:  /s/ S. M. Kerney
                                                 -------------------------
                                                 S. M. Kerney, Controller
                                                 (Principal Accounting
                                                 Officer)